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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2003


                         Preformed Line Products Company
             (Exact name of registrant as specified in its charter)


             Ohio                       0-31164                   34-0676895
(State or other jurisdiction     (Commission File Number)       (IRS Employer
       of incorporation                                      Identification No.)


                      660 Beta Drive
                  Mayfield Village, Ohio                        44143
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (440) 461-5200


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ITEM 5.  OTHER EVENTS


         On December 19, 2003, Preformed Line Products Company issued a press release announcing that its Board of Directors has authorized a plan to repurchase 100,000 of shares of Preformed Line Products common shares over an ongoing period, commencing after the Company has released its financial results for 2003. A copy of the press release is attached hereto as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                PREFORMED LINE PRODUCTS COMPANY


                                                /s/ Eric R. Graef
                                                -------------------------------
                                                Eric R. Graef, Vice President -
                                                Finance and Treasurer

DATED:  December 19, 2003


                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------

99.1                  Press release dated December 19, 2003.